UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2014

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INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1625 E. Northern Avenue,
Suite 105, Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On October 24, 2014, Albuquerque Suite Hospitality L.L.C. (“Albuquerque”), a subsidiary of InnSuites Hospitality Trust (the “Trust” or “IHT”) entered into a $300,000 credit card advance financing business loan with American Express Bank, FSB (the “Albuquerque Agreement”) with a maturity date of 365 days after the disbursement of the initial loan. The agreement includes acceleration provisions upon default. The funds may be used for Yuma working capital. The Trust and/or one or more of its subsidiaries may enter into similar arrangements to add additional working capital to select subsidiaries in the year ahead.

On October 27, 2014, the Trust extended its revolving line of credit to $2,000,000 from $1,400,000 with Rare Earth Financial, LLC (the “Rare Earth Financial Agreement”). The funds may be used for the Trusts’ working capital. Rare Earth Financial, LLC is an affiliate of James Wirth, CEO and Chairman of IHT’s Board of Trustees and Pamela Barnhill, President, COO, and Vice Chairperson of IHT’s Board of Trustees.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Albuquerque Agreement and Rare Earth Financial Agreement, which is filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Business Loan and Security Agreement, dated October 24, 2014, executed by Albuquerque Suite Hospitality L.L.C as borrower, in favor of American Express Bank, FSB, as Lender.

10.2	Demand/Revolving Line of Credit/Promissory Note Addendum # 2 dated October 27, 2014, executed by InnSuites Hospitality Trust, as borrower, in favor of Rare Earth Financial, LLC, as Lender.

99.1	October 30, 2014 IHT Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:  /s/ Adam B. Remis

Adam B. Remis

Chief Financial Officer

 Date:  October 30, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Business Loan and Security Agreement, dated October 24, 2014, executed by Albuquerque Suite Hospitality L.L.C, as borrower, in favor of American Express Bank, FSB, as Lender.

10.2	Demand/Revolving Line of Credit/Promissory Note Addendum # 2 dated October 27, 2014, executed by InnSuites Hospitality Trust, as borrower, in favor of Rare Earth Financial, LLC, as Lender.

99.1	October 30, 2014 IHT Press Release